                                                                    EXHIBIT 10.2



                               AMENDMENT AGREEMENT

               This AMENDMENT AGREEMENT (this "Amendment") is entered into as of June 18, 2002 among SOLECTRON CORPORATION, a Delaware corporation (the "Company"), the several financial institutions party to the Credit Agreement referred to below (each a "Lender" and, collectively, the "Lenders"), GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Lead Arranger, Sole Book Runner and Co-Syndication Agent ("Lead Arranger"), and BANK OF AMERICA, N.A., as Administrative Agent.

               The Company, the Lenders, Lead Arranger and the Administrative Agent entered into a Credit Agreement dated as of February 14, 2002 (as in effect as of the date of this Amendment, the "Credit Agreement").

               The Company has requested that the Lenders agree to certain amendments to the Credit Agreement and provide certain consents together therewith and the Lenders have agreed to such request, subject to the terms and conditions of this Amendment.

               In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.      Definitions; References; Interpretation.

        (a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof and in the Consent and Agreement attached hereto as Exhibit A) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

        (b) As used herein, "Amendment Documents" means this Amendment, the Consent and Agreement related hereto and the Credit Agreement (as amended by this Amendment).

        (c) Each reference to "this Agreement", "hereof", "hereunder", "herein" and "hereby" and each other similar reference contained in the Credit Agreement, and each reference to "the Credit Agreement" and each other similar reference in the other Loan Documents, shall from and after the Effective Date refer to the Credit Agreement as amended hereby.

        (d) The rules of interpretation set forth in Sections 1.02, 1.03 and
1.05 of the Credit Agreement shall be applicable to this Amendment.

2. Amendments to Credit Agreement. Subject to the terms and conditions hereof, effective as of the date of satisfaction of the conditions set forth in
Section 4 (the "Effective Date") the Credit Agreement is amended as follows as of May 31, 2002:

        (a) Amendments to Article I of the Credit Agreement.

               (1) The definition of "Applicable Rate" is amended by replacing the pricing table set forth therein in its entirety with the pricing table set forth in Annex I attached to this Amendment;


                                       1.

               (2) A new definition of "Cash Interest Coverage Ratio Compliance Date" as set forth below shall be inserted immediately following the definition of "Cash Collateralize":

                      "`Cash Interest Coverage Ratio Compliance Date' means the last day of any fiscal quarter ending on or after November 30, 2002 during which the Borrower has maintained a Cash Interest Coverage Ratio as of the end of such fiscal quarter and the immediately prior fiscal quarter of not less than 4:00 to 1.00."

               (3) The definition of "Cash Interest Coverage Ratio" is amended in its entirety as follows:

                      "`Cash Interest Coverage Ratio' means, as of any date of determination, the ratio of:

                             (x) the sum of (i) Consolidated EBITDA for the
                      period of the four prior fiscal quarters ending on such date, (ii) the Non-Cash Restructuring Charges deducted in calculating Consolidated Net Income for such period and
                      (iii) the Cash Restructuring Charges deducted in calculating Consolidated Net Income for such period; provided that, the cumulative aggregate amount of Cash Restructuring Charges taken in fiscal quarters ending on or after May 31, 2002 but on or prior to August 29, 2003 and which are included in calculating the Cash Interest Coverage Ratio shall not exceed $235,000,000, to

                             (y) Consolidated Cash Interest Charges during such
                      period."

               (4) A new definition of "Cash Restructuring Charges" as set forth below shall be inserted immediately following the definition of "Cash Interest Coverage Ratio":

                      "`Cash Restructuring Charges' means, in respect of any period, any cash restructuring charges taken by the Borrower and its Subsidiaries on a consolidated basis during such period in accordance with GAAP; provided that, for purposes of calculating the Cash Interest Coverage Ratio in respect of any fiscal quarter ending on or prior to February 28, 2002, the sum of Cash Restructuring Charges and Non-Cash Restructuring Charges for such quarter shall not exceed the amount set forth on Schedule
                      7.13 relating to any such fiscal quarter."

               (5) The definition of "Consolidated Cash Interest Charges" is amended in its entirety as follows:

                      "`Consolidated Cash Interest Charges' means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the sum of cash payments for (a) all interest, premium payments, fees, charges and related expenses of the Borrower and its Subsidiaries in connection with borrowed money or in connection with the deferred purchase price of


                                       2.

                      assets, in each case to the extent treated as interest in accordance with GAAP, (b) the portion of rent expense of the Borrower and its Subsidiaries with respect to such period under capital leases that is treated as interest in accordance with GAAP and (c) the portion of rent expense comprising interest with respect to the Synthetic Lease Obligations of the Borrower and its Subsidiaries plus any net payment made, or minus any net payment received, by the Borrower or any consolidated Subsidiary under any Swap Contract consisting of an interest rate swap relating to Indebtedness of the Borrower or any such Subsidiary. This definition shall not include non-cash interest charges (including accretion on the Borrower's LYONs)."

               (6) The definition of "Consolidated Tangible Net Worth" is amended in its entirety as follows:

                      "`Consolidated Tangible Net Worth' means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, Shareholders' Equity of the Borrower and its Subsidiaries on that date minus the Intangible Assets of the Borrower and its Subsidiaries on that date; provided that, to the extent any charge relating to a reduction in goodwill taken by Borrower and its Subsidiaries on a consolidated basis results in gain or income relating thereto, then such gain or income shall be excluded from the calculation of Consolidated Tangible Net Worth as of such date of determination for purposes of testing the Borrower's compliance with Section 7.13(a) (the intent of the parties being that the effect of any such reduction in goodwill and any related gain or income on the calculation of Consolidated Tangible Net Worth for the purposes of testing the Borrower's compliance with
                      Section 7.13(a) be neutral)."

               (7) A new definition of "Non-Cash Restructuring Charges" as set forth below shall be inserted immediately following the definition of "New Revolving Loan Commitments":

                      "`Non-Cash Restructuring Charges' means, for any period, any non-cash restructuring charges, other than charges relating to accounts receivable or inventory write-downs, taken by the Borrower and its Subsidiaries during such period on a consolidated basis in accordance with GAAP; provided that, for purposes of calculating the Cash Interest Coverage Ratio in respect of any fiscal quarter ending on or prior to February 28, 2002, the sum of Non-Cash Restructuring Charges and Cash Restructuring Charges for such quarter shall not exceed the amount set forth on Schedule 7.13 relating to any such fiscal quarter."

               (8) The definition of "Restricted Junior Payment" is amended by inserting the following at the end thereof:

                      "or (C) any repurchase, prepayments, redemption or acquisition of the LYONs that does not violate the terms of this Agreement, including, but


                                       3.

                      not limited to, any such repurchase, prepayments, redemption or acquisition made in accordance with Section 7.14";

               (9) The definition of "Restructuring Charges" is deleted in its entirety.

        (b) Amendments to Article VI of the Credit Agreement.

               (1) Section 6.14(b) is amended by inserting immediately after the phrase "`Material Subsidiary'" in both instances where it appears therein the following:

                      "or `First Tier Foreign Subsidiary', as the case may be,"

        (c) Amendments to Article VII of the Credit Agreement.

               (1) Section 7.01(t) is amended in its entirety to provide as follows:

                      "(t) Liens consisting of pledges of cash collateral to secure (i) Synthetic Lease Obligations in existence on the Closing Date and any refinancings or extensions thereof (provided that the aggregate amount of such cash collateral securing such Synthetic Lease Obligations shall not at any time exceed $124,000,000 (plus on a one-time basis any reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with the first refinancing or restructuring of such obligations after June 18, 2002) less any amount of such cash collateral released to the Borrower or its Subsidiaries subsequent to June 18, 2002 as a result of any refinancing or restructuring of such obligations or otherwise, other than any of such cash collateral utilized to collateralize any reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in each case to the extent the same are capitalized in connection with any such refinancing or restructuring), or (ii) Indebtedness of any non-U.S. Subsidiary solely for the purpose of repatriating, on a tax-efficient basis, cash held by any non-U.S. Subsidiary out of the applicable foreign jurisdiction for the benefit of any Loan Party; and";

               (2) Section 7.10 is amended in its entirety to provide as follows:

                      "(a) Make or become legally obligated to make any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations, Permitted Acquisitions, and acquisitions of assets as a result of the termination of Synthetic Lease Obligations), except for capital expenditures not exceeding, in the aggregate for the Borrower and its Subsidiaries for any consecutive four-quarter period beginning on September 1, 2001, and each four-quarter period beginning on each September 1 thereafter an amount equal to $300,000,000.00; provided, however, that so long as no Default or Event of Default has occurred and is continuing or would result from such expenditure, upon the receipt by


                                       4.

                      the Administrative Agent of a notice confirming the Investment Grade Ratings of the Borrower, this Section 7.10(a) shall be terminated and be of no further force and effect; provided however that, upon the occurrence of the Cash Interest Coverage Ratio Compliance Date, this Section 7.10(a) shall be terminated and be of no further force and effect provided that the Borrower instead complies with
                      Section 7.10(b).

                      (b) Make or become legally obligated to make any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations, Permitted Acquisitions, and acquisitions of assets as a result of the termination of Synthetic Lease Obligations), except for capital expenditures not exceeding, in the aggregate for the Borrower and its Subsidiaries for any consecutive four-quarter period beginning immediately after the Cash Interest Coverage Ratio Compliance Date, and each four-quarter period beginning on a twelve month anniversary of the Cash Interest Coverage Ratio Compliance Date, an amount equal to $600,000,000.00; provided, however, that so long as no Default or Event of Default has occurred and is continuing or would result from such expenditure, upon the receipt by the Administrative Agent of a notice confirming the Investment Grade Ratings of the Borrower, this Section 7.10(b) shall be terminated and be of no further force and effect; provided however that, this Section 7.10(b) shall only have force and effect in the event that the Borrower has satisfied the conditions therefor set forth in the proviso to Section 7.10(a). For the avoidance of doubt, no amount permitted to be expended under Section 7.10(a) may be carried over for expenditure under this Section 7.10(b).";

               (3) Section 7.13(a) is amended in its entirety to provide as follows:

                      "(a) Consolidated Tangible Net Worth. (i) For the fiscal quarter of the Borrower ended May 31, 2002, permit Consolidated Tangible Net Worth as of the end of such fiscal quarter of the Borrower to be less than $2,000,000,000.00; and

                      (ii) For any fiscal quarter ending after May 31, 2002, permit Consolidated Tangible Net Worth as of the end of any such fiscal quarter of the Borrower to be less than the sum of (x) (A) in the case of the fiscal quarter of the Borrower ending August 31, 2002, $1,850,000,000.00 and
                      (B) in the case of any fiscal quarter of the Borrower ending after August 31, 2002, $1,800,000,000.00, (y) an amount equal to 50% of the Consolidated Net Income earned in each fiscal quarter ending after May 31, 2002 (with no deduction for a net loss in any such fiscal quarter), and
                      (z) an amount equal to 50% of the aggregate increases in Shareholders' Equity of the Borrower and its Subsidiaries after May 31, 2002 by reason of the issuance of Capital Stock of the Borrower (including upon any conversion of debt securities of the Borrower into such Capital Stock) during any fiscal


                                       5.

                      quarter of the Borrower ending subsequent to May 31, 2002.";

               (4) Section 7.13(b) is amended in its entirety to provide as follows:

                      "(b) Cash Interest Coverage Ratio. Permit the Cash Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower to be less than the following amounts:

                             Fiscal Quarter Ending          Minimum Ratio
                             ---------------------          -------------
                             May 31, 2002                   3.75:1.00

                             August 31, 2002                3.00:1.00

                             November 30, 2002              2.50:1.00

                             February 28, 2003              3.00:1.00

                             May 31, 2003
                             and thereafter                 4.00:1.00

               (5) Section 7.13 is amended by adding a new subsection (d) thereto as follows:

                      "(d) Liquidity Ratio. Permit as of the end of any fiscal quarter of the Borrower the ratio of:

                             (x) the sum of (1) cash-on-hand, (2) cash
                      equivalents, (3) marketable securities and (4) current accounts receivable, in each case not subject to a Lien, to

                             (y) all accounts payable of the Borrower and its
                      Subsidiaries on a consolidated basis and Consolidated Indebtedness other than (1) Subordinated Indebtedness, (2) Indebtedness under the LYONS, (3) Attributable Indebtedness of the Borrower and its Subsidiaries on a consolidated basis in respect of capital leases and Synthetic Lease Obligations which are fully cash collateralized and (4) Indebtedness of the Borrower and its Subsidiaries on a consolidated basis described under clause (b) of the definition of "Indebtedness" herein, unless and until any such Indebtedness constitutes a matured reimbursement obligation or matured payment obligation and is no longer contingent,


                                       6.

                      to be less than 1.20 to 1.00; provided that, from and after the Cash Interest Coverage Ratio Compliance Date, this Section 7.13(d) shall be terminated and be of no further force and effect."

        (d) Amendment to Exhibit C of the Credit Agreement. Exhibit C of the Credit Agreement is replaced in its entirety by Exhibit C attached to this Amendment.

3. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent, the Lead Arranger and the Lenders as follows:

        (a) After giving effect to the amendments set forth in Section 2, no Default or Event of Default has occurred and is continuing (or would result from the amendment of the Credit Agreement contemplated hereby).

        (b) The execution, delivery and performance by the Company of the Amendment Documents have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

        (c) The Amendment Documents constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms.

        (d) All representations and warranties of the Company contained in the Credit Agreement are true and correct in all material respects (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and except that this subsection (d) shall be deemed instead to refer to the last day of the most recent fiscal quarter and fiscal year for which financial statements have then been delivered in respect of the representations and warranties made in subsections 5.05(a) and (b) of the Credit Agreement.

        (e) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent, the Lead Arranger and the Lenders or any other Person.

        (f) The Company's obligations under the Credit Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

4.      Conditions of Effectiveness.

        (a) The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

               (1) The Administrative Agent shall have received from the Company and the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) of this Amendment.


                                       7.

               (2) The Administrative Agent shall have received the consent of a number of Subsidiaries of the Company satisfactory to the Administrative Agent, in form and substance satisfactory to the Administrative Agent, which are Guarantors, parties to a Pledge Agreement or parties to the Interco Subordination Agreement, in their capacities as such, to the execution and delivery hereof by the Company.

               (3) The Administrative Agent shall have received evidence of payment by the Company of all fees, costs and expenses due and payable as of the Effective Date hereunder and under the Credit Agreement, including any fees arising under or referenced in Section 5 of this Amendment and any costs and expenses payable under Section 7(g) of this Amendment (including the Administrative Agent's and the Lead Arranger's Attorney Costs, to the extent invoiced on or prior to the Effective Date).

               (4) The Administrative Agent shall have received from the Company, in form and substance satisfactory to the Administrative Agent, a copy of the resolutions passed by the board of directors of the Company, certified as of the Effective Date by the Secretary or an Assistant Secretary of such Person, authorizing the execution, delivery and performance of the Amendment Documents.

               (5) The Administrative Agent shall have received all other documents it or the Required Lenders may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

               (6) The representations and warranties in Section 3 of this Amendment shall be true and correct on and as of the Effective Date with the same effect as if made on and as of the Effective Date.

        (b) For purposes of determining compliance with the conditions specified in Section 4(a), each Lender that has executed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

        (c) From and after the Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

        (d) The Administrative Agent will notify the Company and the Lenders of the occurrence of the Effective Date.

5. Fees. The Company shall pay (through the Administrative Agent) to each Lender that executes and delivers this Amendment by no later than 5:00 p.m. (Pacific time) on or before June 17, 2002, a non-refundable amendment fee equal to 0.20% of such Lender's Commitment as of the Effective Date. Such amendment fee shall be fully-earned upon becoming due and payable, shall not be refundable for any reason whatsoever and shall be in addition to any fee, cost or


                                       8.

expense otherwise payable by the Company pursuant to the Credit Agreement or this Amendment.

6. FASB 145. The company has notified the Administrative Agent and the Lenders of a recent change in FASB 145 which will allow the Company to report, when and if it elects to apply FASB 145 to its fiscal year end results, gains resulting from the extinguishment of debt as ordinary income rather than an extraordinary item. In accordance with Section 1.3 of the Credit Agreement the Company, the Administrative Agent and the Required Lenders agree that, and consent to, such ordinary income items being included in the Company's Consolidated Net Income for the relevant period as net income from continuing operations in accordance with GAAP after such election is made.

7.      Miscellaneous.

        (a) The Company acknowledges and agrees that the execution and delivery by the Administrative Agent, the Lead Arranger and the Lenders of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

        (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.

        (c) This Amendment shall be governed by and construed in accordance with the law of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York); provided that, the Administrative Agent and the Lenders shall retain all rights arising under Federal law.

        (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or the Company shall bind such Lender or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

        (e) This Amendment and the other Amendment Documents contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior drafts and communications with respect hereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.


                                       9.

        (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment, the Credit Agreement or the Loan Documents.

        (g) The Company agrees to pay or reimburse Bank of America (including in its capacity as Administrative Agent) and the Lead Arranger, upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred by Bank of America (including in its capacity as Administrative Agent) and the Lead Arranger in connection with the development, preparation, negotiation, execution and delivery of the Amendment Documents.

        (h) The Company hereby agrees and covenants that within fifteen (15) Business Days after the Effective Date it will provide to the Administrative Agent the consent of each Subsidiary of the Company not previously delivered in accordance with Section 4(a)(2), in form and substance satisfactory to the Administrative Agent, which is a Guarantor, a party to a Pledge Agreement or a party to the Interco Subordination Agreement, in their capacities as such, to the execution and delivery hereof by the Company. The Company hereby agrees and acknowledges that any failure on its part to comply with the covenant set forth in the preceding sentence shall be an immediate Event of Default under the Credit Agreement.

                            [signature pages follow]



                                      10.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                        SOLECTRON CORPORATION


                                        By: /s/ PERRY G. HAYES
                                            ------------------------------------
                                            Name:  Perry G. Hayes
                                            Title: Vice President - Treasury


                                        BANK OF AMERICA, N.A., AS ADMINISTRATIVE
                                        AGENT AND A LENDER


                                        By:
                                            ------------------------------------
                                            Title:



                                      S-1.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                        SOLECTRON CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        BANK OF AMERICA, N.A., AS ADMINISTRATIVE
                                        AGENT AND A LENDER


                                        By: /s/ JAMES P. JOHNSON
                                            ------------------------------------
                                            Name:  JAMES P. JOHNSON
                                            Title: Managing Director



                                      S-1.

                                        GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                        AS SOLE LEAD ARRANGER, SOLE BOOK RUNNER
                                        AND CO-SYNDICATION AGENT AND A LENDER


                                        By:    /s/  Stephen King
                                            ------------------------------------
                                                    Authorized Signatory



                                      S-2.

                                        THE BANK OF NOVA SCOTIA


                                        By: /s/ KEMP LEONARD
                                            ------------------------------------
                                            Name:  Kemp Leonard
                                            Title: Director



                                      S-3.

                                        BNP PARIBAS


                                        By: /s/ ROBERT MIMAKI
                                            ------------------------------------
                                            Name:  Robert Mimaki
                                            Title: Vice President


                                        By: /s/ RICHARD ONG PHO
                                            ------------------------------------
                                            Name:  Richard Ong Pho
                                            Title: Associate



                                      S-4.

                                        CSAM FUNDING II


                                        By: /s/ ANDREW H. MARSHAK
                                            ------------------------------------
                                            Name:  ANDREW H. MARSHAK
                                            Title: AUTHORIZED SIGNATORY



                                      S-5.

                                        THE DEVELOPMENT BANK OF
                                        SINGAPORE LTD., LOS ANGELES AGENCY


                                        By: /s/ WIL KIM LONG
                                            ------------------------------------
                                            Name:  Wil Kim Long
                                            Title: General Manager



                                      S-6.

                                        FLEET NATIONAL BANK, AS L/C ISSUER
                                        AND A LENDER


                                        By: /s/ GREG ROUX
                                            ------------------------------------
                                            Name:  Greg Roux
                                            Title: Director



                                      S-7.

                                        JPMORGAN CHASE BANK


                                        By: /s/ WILLIAM P. RINDFUSS
                                            ------------------------------------
                                            Name:  William P. Rindfuss
                                            Title: Vice President



                                      S-8.

                                        MORGAN STANLEY
                                        SENIOR FUNDING, INC.


                                        By: /s/ MARK D. CROSS
                                            ------------------------------------
                                            Name:  MARK D. CROSS
                                            Title: VICE PRESIDENT



                                      S-9.

                                        THE ROYAL BANK OF SCOTLAND PLC


                                        By: /s/ RICHARD FREEDMAN
                                            ------------------------------------
                                            Name:  Richard Freedman
                                            Title: Senior Vice-President



                                     S-10.

                                        STANDARD CHARTERED BANK


                                        By: /s/ MARY MACHADO-SCHAMMEL
                                            ------------------------------------
                                            Name:  MARY MACHADO-SCHAMMEL
                                            Title: Sr. Vice President


                                        By: /s/ FRIEDA YOULIOS
                                            ------------------------------------
                                            Name:  FRIEDA YOULIOS
                                            Title: Vice President



                                     S-11.

                                                                       EXHIBIT A


                              CONSENT AND AGREEMENT

                                       OF

                 GUARANTORS, PLEDGORS AND CREDITOR SUBSIDIARIES

               Each of the undersigned, in its capacity as a Guarantor, a party to the Interco Subordination Agreement and/or the Pledge Agreement, acknowledges that its consent to the foregoing Amendment Agreement (the "Agreement") is not required, but each of the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the undersigned, the Interco Subordination Agreement or the Pledge Agreement executed by the undersigned in the Administrative Agent's and the Lenders' favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.


                                        THE SUBSIDIARIES LISTED ON SCHEDULE A


                                        By:
                                           ----------------------------------
                                        Title:
                                              -------------------------------

                                                                      SCHEDULE A


American Information and Communications, Inc.
Americom Wireless Services, Inc.
Apex Data, Inc.
Artesyn Solutions, Inc.
C-MAC Credit Corporation
C-MAC Design Corporation
C-MAC Finance LLC
C-MAC Holdings Inc.
C-MAC Interconnect USA Inc.
C-MAC Microtechnology Holdings Inc.
C-MAC Network Systems, Inc.
C-MAC Nevada Inc.
C-MAC Properties, Inc.
C-MAC Quartz Crystals Inc.
C-MAC West Coast Operations, Inc.
Fine Pitch (Morgan Hill) Corporation
Fine Pitch Technology, Inc.
Force Computers, Inc.
Iphotonics, Inc.
Kavlico Corporation
Kavlico International, Inc.
Memquest, Inc.
Metaltek, Inc.
Natsteel Electronics, Inc.
Navox Corporation
Nel (US) Holdings, Inc.
Patria Design, Inc.
Rivus Internet Group, Inc.
Scrantom Engineering, Inc.
Shinei USA, Inc.
Smart Modular Technologies, Inc.
Smart Modular Technologies (MA) Inc.
Smart Modular Technologies (P.R.), Inc.
Solectron California Corporation
Solectron Capital Trust 1
Solectron Federal Systems, Inc.
Solectron Funding Corporation
Solectron Georgia Corporation
Solectron Global Services, Inc.
Solectron Holdings Inc.
Solectron Holdings Ltd.
Solectron International Distribution, Inc.
Solectron Massachusetts Corporation
Solectron Oregon Corporation

Solectron Puerto Rico, Inc.
Solectron South Carolina Corporation
Solectron Technology, Inc.
Solectron Texas, Inc.
Solectron Texas L.P.
Solectron Washington, Inc.
Stream International L.L.C.
Stream International, Inc.
Stream International Services Corporation
Stream Services, Inc.

                                                                         Annex I

                 Pricing Grid for Credit Agreement (Three Year)

                                                             APPLICABLE
                                                            LIBO RATE AND       APPLICABLE
                      DEBT RATINGS        APPLICABLE         LETTERS OF       UTILIZATION FEE
 PRICING LEVEL         S&P/MOODY'S     FACILITY FEE RATE   CREDIT FEE RATE         RATE
 -------------        ------------     -----------------   ---------------    ---------------
       1                BBB/Baa2           17.5 bps           70.0 bps           12.5 bps
                       (or better)

       2                BBB-/Baa3          25.0 bps           100.0 bps          25.0 bps

       3                 BB+/Ba1           30.0 bps           120.0 bps          25.0 bps

       4                 BB/Ba2            40.0 bps           135.0 bps          50.0 bps

       5                 BB-/Ba3           50.0 bps           175.0 bps          50.0 bps

       6                  B+/B1            62.5 bps           212.5 bps          50.0 bps
                       (or lower)

                                                                       EXHIBIT C


                         FORM OF COMPLIANCE CERTIFICATE

                                     Financial Statement Date: ____________, ___

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

        Reference is made to that certain 364-Day Credit Agreement, dated as of February 14, 2002 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement"; terms defined therein being used herein as therein defined), among Solectron Corporation, a Delaware corporation (the "Borrower"), Goldman Sachs Credit Partners L.P., as sole lead arranger, sole book runner and co-syndication agent, JPMorgan Chase Bank, as co-syndication agent, The Bank of Nova Scotia, as documentation agent, each lender from time to time party thereto (collectively, the "Lenders," and individually, a "Lender"), and Bank of America, N.A., as Administrative Agent.

        The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the _______________ of the Borrower, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on the behalf of the Borrower, and that:

            [Use following for fiscal YEAR-END financial statements]

        1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

        2. Attached hereto as Schedule 2 is a list of Material Subsidiaries and First Tier Foreign Subsidiaries.

           [Use following for fiscal QUARTER-END financial statements]

        1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

        2. Attached hereto as Schedule 2 is a list of Material Subsidiaries and First Tier Foreign Subsidiaries.

        3. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

        4. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

                                  [select one:]

[to the knowledge of the undersigned after due inquiry, no Default or Event of Default exists as of the date hereof]

                                     --or--

        [the following covenants or conditions have not been performed or observed and the following is a list of each such Default or Event of Default, its nature and status and the action that the Borrower proposes to take with respect thereto:]

        5. The representations and warranties contained in Article V of the Agreement, or which are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.

        6. The financial covenant analyses and information set forth on Schedules 3 and 4 attached hereto are true and accurate on and as of the date of this Compliance Certificate.


                  (remainder of page intentionally left blank)

        IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of ____________, ____________.


                                        By: ____________________________________
                                        Name:
                                        Title:

                                   SCHEDULE 1
                          to the Compliance Certificate

      For the Quarter/Year ended ___________, ______ (the "Statement Date")

                          [Attach Financial Statements]

                                   SCHEDULE 2
                          to the Compliance Certificate

      For the Quarter/Year ended ___________, ______ (the "Statement Date")

       List of Material Subsidiaries and First Tier Foreign Subsidiaries:

                                   SCHEDULE 3
                          to the Compliance Certificate
                                  ($ in 000's)

      For the Quarter/Year ended ___________, ______ (the "Statement Date")


I.      SECTION 7.10 - CAPITAL EXPENDITURES.

(a)     If required to comply with Section 7.10(a):

        For the four-quarter period beginning on September 1, 2001, and each four-quarter period beginning on September 1 thereafter.

        A.  Capital expenditures:                                            $
                                                                             ----------

        B.  Capital expenditures permitted to be made:                       $  300,000
                                                                             ----------

        C.  Remaining availability (amount overspent) for
            covenant compliance (Line I.(a).B - I.(a).A):                    $
                                                                             ----------

(b)     If required to comply with Section 7.10(b):

        For the four-quarter period beginning
        immediately after the Cash Interest
        Coverage Ratio Compliance Date, and each four-quarter period beginning on the twelve month anniversary thereof.

        A.  Capital expenditures:                                            $
                                                                             ----------

        B.  Capital expenditures permitted to be made:                       $  600,000
                                                                             ----------

        C.  Remaining availability (amount overspent) for
            covenant compliance (Line I.(b).B - I.(b).A):                    $
                                                                             ----------

II.     SECTION 7.13(a) - CONSOLIDATED TANGIBLE NET WORTH.

        Actual Consolidated Tangible Net Worth at the
        Statement Date:

        1.  Shareholders' Equity:                                            $
                                                                             ----------

        2.  Intangible Assets:                                               $
                                                                             ----------

        3.  Consolidated Tangible Net Worth
            (Line II.1 - Line II.2)[(1)]:                                    $
                                                                             ----------


--------
[(1)] To the extent any charge relating to a reduction in goodwill taken by Borrower and its Subsidiaries on a consolidated basis results in gain or income relating thereto, then such gain or income shall be excluded from the calculation of Consolidated Tangible Net Worth as of the Statement Date.

(i)     If Statement Date is May 31, 2002:

        A.  Minimum required Consolidated
            Tangible Net Worth:                                              $2,000,000
                                                                             ----------

        B.  Excess (deficiency) for covenant compliance
            (Line II.3 - II.(i).A):                                          $
                                                                             ----------

(ii)    If Statement Date is after May 31, 2002:

        A.  Starting figure for Consolidated Tangible Net Worth
            as of the Closing Date[(2)]                                      $
                                                                             ----------

        B.  50% of Consolidated Net Income for each fiscal
            quarter ending after May 31, 2002 (no reduction for
            net losses):                                                     $
                                                                             ----------

        C.  50% of aggregate increases in Shareholders' Equity
            of the Borrower and its Subsidiaries after May 31,
            2002 from issuance and sale of Capital Stock of the
            Borrower (including from conversion of debt
            securities) during any fiscal quarter ending
            subsequent to May 31, 2002:                                      $
                                                                             ----------

        D.  Minimum required Consolidated Tangible Net Worth
            (Lines II.(ii).A + II.(ii).B + II.(ii).C):                       $
                                                                             ----------

        E.  Excess (deficiency) for covenant compliance
            (Line II.3 - II.(ii).D):                                         $
                                                                             ----------

III.    SECTION 7.13(b) - CASH INTEREST COVERAGE RATIO.

        A. Consolidated EBITDA for four consecutive fiscal quarters ending on the Statement Date ("Subject Period"):

            1.  Consolidated Net Income for Subject Period:                  $
                                                                             ----------

            2.  Consolidated Interest Charges for Subject
                Period: $______

            3.  Provision for income taxes for Subject Period:               $
                                                                             ----------

            4.  Depreciation expenses for Subject Period:                    $
                                                                             ----------

            5.  Amortization expenses for intangibles for
                Subject Period:                                              $
                                                                             ----------

            6.  Consolidated EBITDA (sum of Lines III.A.1
                through III.A.5):                                            $
                                                                             ----------

--------
[(2)] In the case of the fiscal quarter ending August 31, 2002, insert $1,850,000,000.00; and in the case of any fiscal quarter ending after August 31, 2002, insert $1,800,000,000.00.

        B.  Non-Cash Restructuring Charges deducted in
            calculating Consolidated Net Income for Subject Period:          $
                                                                             ----------

        C.  Cash Restructuring Charges deducted in calculating
             Consolidated Net Income for Subject Period:[(3)]

        D.  Consolidated Cash Interest Charges for Subject Period:           $
                                                                             ----------

        E.  Cash Interest Coverage Ratio ((Line III.A.6 + Line III.B
            + Line III.C) / Line III.D):                                     ___ to 1.0

            Minimum required:                                                ___ to 1.0

IV.     SECTION 7.13(c) - CONSOLIDATED INDEBTEDNESS TO
        CAPITALIZATION RATIO.

        A.  Consolidated Indebtedness at the Statement Date:                 $
                                                                             ----------

        B.  Shareholders' Equity at the Statement Date:                      $
                                                                             ----------

        C.  Consolidated Indebtedness to Capitalization Ratio (Line IV.A /
            (Line IV.A + Line IV.B)):                                        ___ to 1.0

            Maximum permitted:                                               0.5 to 1.0

V.      SECTION 7.13(d) - LIQUIDITY RATIO.

        A. Cash and cash equivalents not subject to a Lien as of the Statement Date

            1.  Cash-on-hand:                                                $
                                                                             ----------

            2.  Cash equivalents:                                            $
                                                                             ----------

            3.  Marketable securities:                                       $
                                                                             ----------

            4.  Accounts receivable:                                         $
                                                                             ----------

            5.  Cash and cash equivalents not
                subject to a Lien
                (sum of Lines V.A.1 through V.A.4):                          $
                                                                             ----------

        B. Consolidated Indebtedness and accounts payable as of the Statement Date

            1.  Accounts payable:                                            $
                                                                             ----------

            2.  Consolidated Indebtedness:                                   $
                                                                             ----------

--------
[(3)] The cumulative aggregate amount of Cash Restructuring Charges taken in fiscal quarters ending on or after May 31, 2002 but on or prior to August 29, 2003 and which are included in calculating the Cash Interest Coverage Ratio shall not exceed $235,000,000.

            3.  Consolidated Indebtedness and accounts
                payable (Line V.B.1 + Line V.B.2):                           $
                                                                             ----------

        C.  Excluded Indebtedness as of the Statement Date

            1.  Subordinated Indebtedness:                                   $
                                                                             ----------

            2.  Indebtedness under the LYONS:                                $
                                                                             ----------

            3.  Attributable Indebtedness in respect of capital
                leases and Synthetic Lease Obligations which
                are fully cash collateralized:                               $
                                                                             ----------

            4.  Indebtedness described under clause (b) of the
                definition of "Indebtedness" (unless and until
                any such Indebtedness constitutes a matured
                reimbursement obligation or matured
                payment obligation and is no longer
                contingent):                                                 $
                                                                             ----------

            5.  Excluded Indebtedness
                (sum of Lines V.C.1 through Line V.C.4):                     $
                                                                             ----------

        D.  Liquidity Ratio ((Line V.A.5) /
            (Line V.B.3 - Line V.C.5))                                     ____ to 1.00

            Minimum required:                                              1.20 to 1.00

        Attached hereto is a schedule of marketable securities and their associated values included in Line V.A.3 above.

                                   SCHEDULE 4
                          to the Compliance Certificate


        For the Quarter/Year ended ________, ____ (the "Statement Date")




          [Attach list of marketable securities and associated values.]